SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 12, 2001



                           CHESHIRE DISTRIBUTORS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      000-26186                84-1209978
         --------                      ---------                ----------
(State or other jurisdiction          (Commission             (IRS Employer
 of incorporation)                     File No.)          Identification Number)

                     1599 Post Road East, Westport, CT 06880
                     ---------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (203) 255-4116


Item 5.  Other Events
---------------------

         On February 12, 2001, Cheshire Distributors, Inc., a Delaware corporation (the "Company") issued a press release announcing the termination of the Stock Purchase Agreement between the Company and Eduardo Cardoso dated September 23, 1999. Furthermore, the Company announced that it is currently searching for new business opportunities.

         In accordance with General Instruction F to Form 8-K, a copy of the press release dated February 12, 2001 is attached hereto as Exhibit 20 and is incorporated herein by reference.





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Item 7.  Financial Statements and Exhibits
------------------------------------------

         The following exhibit is filed as a part of this report.

20       Press Release, dated February 12, 2001, issued by the Company.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CHESHIRE DISTRIBUTORS, INC.


Date: February 20, 2001                         By: /s/ Gilad Gat
                                                    ---------------------------
                                                    Gilad Gat
                                                    Treasurer and a Director

                                  EXHIBIT INDEX

20        Press Release dated February 12, 2001